UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2011
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32868	52-2319066

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 771-6701
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Delek US Holdings, Inc., a Delaware corporation (the “Company”), hereby amends this Current Report on Form 8-K which was initially filed on May 4, 2011. This amended Form 8-K includes the financial statements and pro forma financial information (collectively the “Financial Information”) that were excluded from Item 9.01 of the initial Form 8-K pursuant to Item 9.01(a)(4) and (b)(2). Except for the Financial Information required to be filed by Item 9.01(a) and to be furnished by Item 9.01(b) of Form 8-K, and the consent of KPMG LLP filed as Exhibit 23.1 hereto, no substantive amendments or updates are being made to the initial Form 8-K.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On April 29, 2011, the Company completed the acquisition of approximately 53.7 percent of the issued and outstanding shares of common stock, par value $0.10 per share (the “Lion Shares”), of Lion Oil Company (“Lion Oil”) from Ergon, Inc. (“Ergon”). The Company purchased the Lion Shares in return for a combination of cash, stock and the payment or replacement of all debt currently owed by Lion Oil to Ergon, including the following: (a) the Company issued 3,292,844 restricted shares of its common stock, par value $0.01 per share (the “Delek Shares”), to Ergon; (b) the Company and Lion Oil made cash payments in the aggregate amount of $50 million to Ergon; (c) Lion Oil executed a new $50 million term note payable to Ergon that is guaranteed by the Company; (d) Lion Oil transferred its interests in a pipeline subsidiary to Ergon; and (e) Lion Oil paid approximately $32 million to Ergon representing the estimated adjusted net working capital of Lion Oil and certain subsidiaries. In addition, Lion Oil divested certain other non-refining assets to or for the benefit of Ergon.
Other Material Relationships. In 2007, the Company acquired a 34.6 percent equity interest in Lion Oil from several former Lion Oil stockholders. Since 2007, two of the Company’s executive officers, Frederec Green and Assaf Ginzburg, have served on Lion Oil’s Board of Directors. Lion Oil is an Arkansas corporation that owns and operates an 80,000 barrel per day, crude oil refinery in El Dorado, Arkansas, three crude oil pipelines, a crude oil gathering system and two refined petroleum product terminals in Memphis and Nashville, Tennessee. The two terminals supply products to some of the Company’s 180 convenience stores in the Memphis and Nashville markets. These product purchases totaled $15.4 million, $9.8 million and $11.7 million in 2010, 2009 and 2008, respectively. The Company’s refining segment also made sales of $1.5 million, $2.5 million and $1.9 million, respectively, of intermediate products to the Lion Oil refinery during 2010, 2009 and 2008. These product purchases and sales were made at market values.
The Stock Purchase Agreement dated March 17, 2011, and first amendment thereto dated April 29, 2011, by and among Ergon, Lion Oil and the Company, are attached as Exhibit 2.1 and Exhibit 2.2 hereto. The full text of the Company’s press release announcing the completion of the acquisition is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
Audited consolidated financial statements for Lion Oil Company and subsidiaries for the year ended April 30, 2010 (which include the comparative year ended April 30, 2009) are filed herewith as Exhibit 99.2 hereto. In addition, unaudited consolidated financial statements of Lion Oil Company and subsidiaries for the period beginning May 1, 2010 and ending April 28, 2011 are filed herewith as Exhibit 99.3 hereto. These financial statements have neither been reviewed nor audited by the Company’s independent registered public accounting firm.
(b)	Pro forma financial information.
The pro-forma consolidated balance sheet of the Company at March 31, 2011 and the pro-forma consolidated income statements of the Company for the year ended December 31, 2010 and the quarters ended March 31, 2011 and 2010 are furnished herewith as Exhibit 99.4 hereto. These pro forma consolidated financial statements have been prepared on the assumption that the Company’s acquisition of Lion Oil Company occurred at January 1, 2010 (the beginning of the Company’s most recently completed fiscal year), although the actual closing occurred on April 28, 2011. These pro forma consolidated financial statements have neither been audited nor reviewed by the Company’s independent registered public accounting firm.

(c)	Not applicable.

(d)	Exhibits.

2.1+
Stock Purchase Agreement, dated March 17, 2011, by and among Ergon, Inc., Lion Oil Company and Delek US Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on May 4, 2011).

2.2+
First Amendment dated April 29, 2011 to Stock Purchase Agreement dated March 17, 2011 by and among Ergon, Inc., Lion Oil Company and Delek US Holdings, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K filed on May 4, 2011).

23.1	Consent of KPMG LLP.

99.1	Press release of Delek US Holdings, Inc. issued on April 29, 2011 (incorporated by reference to Exhibit 99.1 to the Company’s Form 8-K filed on May 4, 2011).

99.2	Audited consolidated financial statements of Lion Oil Company and subsidiaries for the years ended April 30, 2010 and 2009.

99.3	Unaudited consolidated financial statements of Lion Oil Company and subsidiaries for the period beginning May 1, 2010 and ending April 28, 2011.

99.4
Pro-forma consolidated balance sheet of the Company at March 31, 2011 and pro-forma consolidated income statements of the Company for the year ended December 31, 2010 and the quarters ended March 31, 2011 and 2010.

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Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2011	DELEK US HOLDINGS, INC.
	By:	/s/ Mark B. Cox
		Name:	Mark B. Cox
		Title:	Executive Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1+
Stock Purchase Agreement, dated March 17, 2011, by and among Ergon, Inc., Lion Oil Company and Delek US Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on May 4, 2011).

2.2+
First Amendment dated April 29, 2011 to Stock Purchase Agreement dated March 17, 2011 by and among Ergon, Inc., Lion Oil Company and Delek US Holdings, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K filed on May 4, 2011).

23.1	Consent of KPMG LLP.

99.1	Press release of Delek US Holdings, Inc. issued on April 29, 2011 (incorporated by reference to Exhibit 99.1 to the Company’s Form 8-K filed on May 4, 2011).

99.2	Audited consolidated financial statements of Lion Oil Company and subsidiaries for the years ended April 30, 2010 and 2009.

99.3	Unaudited consolidated financial statements of Lion Oil Company and subsidiaries for the period beginning May 1, 2010 and ending April 28, 2011.

99.4
Pro-forma consolidated balance sheet of the Company at March 31, 2011 and pro-forma consolidated income statements of the Company for the year ended December 31, 2010 and the quarters ended March 31, 2011 and 2010.

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Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any of the omitted schedules upon request by the Securities and Exchange Commission.